Filed pursuant to Rule 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Montag & Caldwell Growth Fund

Supplement dated March 22, 2019 to the Summary Prospectus, dated March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Managers Montag & Caldwell Growth Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Closing Class R Shares and Converting to Class N Shares

Effective immediately after the close of business (4:00 PM EST) on May 31, 2019 (the “Closure Time”), Class R shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Closure Time, each shareholder’s outstanding Class R shares of the Fund will automatically convert to a number of full and/or fractional Class N shares of the Fund equal in value to the shareholder’s Class R shares of the Fund as of the Closure Time (the “Class N Conversion”). There will be no change in the overall value of a shareholder’s shares as of the Closure Time resulting from the Class N Conversion. Investments in Class N shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Class N shares described in the then current prospectus.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE